UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-03336

Prudential Jennison Blend Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    800-225-1852

Date of fiscal year end:    8/31/2010

Date of reporting period:    8/31/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	AUGUST 31, 2010

Prudential Jennison Blend Fund, Inc.

Fund Type Large, mid & small cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

October 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.01%; Class B, 1.71%; Class C, 1.71%; Class Z, 0.71%. Net operating expenses: Class A, 1.01%; Class B, 1.71%; Class C, 1.71%; Class Z, 0.71%.

Cumulative Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	4.57%	3.71%	9.33%
Class B	3.81	–0.08	1.38
Class C	3.81	–0.01	1.47
Class Z	4.88	5.07	12.19
Russell 3000® Index	5.64	–3.53	–11.93
S&P 500 Index	4.93	–4.45	–16.70
Lipper Multi-Cap Growth Funds Avg.	6.88	1.15	–24.53
Lipper Multi-Cap Core Funds Avg.	5.20	–2.57	9.31

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	3.48%	0.71%	1.55%
Class B	3.76	0.95	1.37
Class C	7.76	1.12	1.37
Class Z	9.79	2.14	2.39
Russell 3000® Index	10.96	0.92	0.09
S&P 500 Index	10.18	0.64	–0.43
Lipper Multi-Cap Growth Funds Avg.	12.70	1.90	–1.74
Lipper Multi-Cap Core Funds Avg.	9.95	0.94	1.54

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Average Annual Total Returns (With Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	–1.18	–0.40	0.33
Class B	–1.19	–0.18	0.14
Class C	2.81	0.00	0.15
Class Z	4.88	0.99	1.16

Average Annual Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	4.57	0.73	0.90
Class B	3.81	–0.02	0.14
Class C	3.81	0.00	0.15
Class Z	4.88	0.99	1.16

Growth of a $10,000 Investment

The graph compares a $10,000 investment in Prudential Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2000) and the account values at the end of the current fiscal year (August 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Russell 3000 Index

The Russell 3000 Index is an unmanaged index which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Multi-Cap Growth Funds Average

The Lipper Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Russell 3000 Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 8/31/10
Apple, Inc., Computers & Peripherals	1.9%
Occidental Petroleum Corp., Oil, Gas & Consumable Fuels	1.6
Amazon.com, Inc., Internet & Catalog Retail	1.5
VMware, Inc. (Class A Stock), Software	1.3
JPMorgan Chase & Co., Diversified Financial Services	1.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/10
Oil, Gas & Consumable Fuels	8.4%
Software	6.1
Food Products	4.9
Pharmaceuticals	4.6
Media	4.1

Industry weightings are subject to change.

Prudential Jennison Blend Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Blend Fund’s Class A shares gained 4.57% for the 12-month reporting period that ended August 31, 2010, underperforming the 5.64% return of its benchmark, the Russell 3000® Index (the Index), and the 5.20% return of the Lipper Multi-Cap Core Funds Average.*

Nearly all sectors in the Index ended the reporting period in positive territory. Six posted double-digit gains led by the consumer discretionary sector, which was followed by telecommunication services, industrials, materials, utilities, and consumer staples. Three posted modest, single-digit increases, including information technology, energy, and healthcare. Financials was the only sector in the Index that posted a loss.

The Fund’s greatest gains came in the telecommunication services, consumer discretionary, and consumer staples sectors. Positions in the information technology, industrials, materials, and energy sectors also benefited its return, but positions in financials, utilities, and healthcare finished in the red.

Relative to the Index, the Fund benefited from positive stock selection in the information technology, industrials, and energy sectors. An underweight in financials, specifically in diversified financial services and commercial banks, also had a positive impact on its performance versus the Index, however, this was eclipsed by the disappointing performance of individual stocks in that sector. The Fund’s industrials, utilities, and healthcare holdings also trailed shares held by the Index.

What was the investment environment like for U.S. stocks?

Early in the reporting period that began on September 1, 2009, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased availability of mortgage credit, and a tax credit for first-time homebuyers helped boost housing activity. Stimulus measures had also begun to revitalize car sales, and declines in retail sales and corporate revenue moderated.

In early 2010, the recovery in the United States seemed to be gaining momentum, as manufacturing activity increased, and employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions contributed to a continued rally in the equity market, as well.

*Prudential Investments believes the Lipper Multi-Cap Core Funds Average is a more appropriate peer group for the Fund than the Lipper Multi-Cap Growth Funds Average, which is the Fund’s official peer group.

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Clouds began to gather on the growth horizon as the year went on, however, and the pace of the economic recovery in the United States decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job creation, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

Certain developments in foreign nations cast a shadow over the global economic recovery. An ongoing sovereign debt crisis in several European Union (EU) member states weakened the euro and prompted the EU to devise a lending and support package of almost $1 trillion. While stock prices initially rallied when the package was announced in May, the U.S. stock market ultimately posted a loss that month due in part by continued concern about the situation in Europe. Attempts in China to cool the domestic property market likewise had raised fears that global growth might slow more than anticipated.

The U.S. stock market also rose and fell with turns in Washington policy debates. Back in March, President Obama signed legislation to overhaul the U.S. healthcare system. Although the plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to take effect later in the decade, suggesting that the budget deficit will likely surge in the near term, as healthcare expenditures compound the expansive debt incurred through stimulus spending and federal bailouts.

The President signed financial regulatory legislation in July that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight. Among other things, it establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and generally restricts the ability of banks whose deposits are federally insured from trading for their own benefit.

In August, the U.S. Department of Commerce lowered its estimate of real gross domestic product growth for the second quarter of 2010. The Federal Open Market Committee, the policy-setting arm of the Federal Reserve (the Fed), also lowered its assessment of U.S. growth prospects. Discussing economic performance over the past year, Fed Chairman Ben Bernanke described the recovery as “incomplete,” but added preconditions for a pickup in growth in 2011 appear to “remain in place,” as bank lending increases, concerns about the European sovereign debt crisis recede, and consumer savings increase. Though the stock market posted a loss for August amid

Prudential Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

lingering concern the U.S. economic recovery might stall, it still scored a gain for the reporting period overall.

Which holdings made the largest positive contribution to the Fund’s return?

Information technology holdings Apple, VMware, Baidu, and NetApp were stellar performers. Apple reported strong results for its fiscal fourth quarter of 2009 and fiscal first quarter of 2010, with solid revenue and earnings. In both quarters, iPhone and Macintosh sales increased. The rapid rise in iPhone sales occurred, in part, as unit sales leaped nearly six fold in Asia, 183% in Japan, and 133% in Europe in Apple’s fiscal first quarter. iPod sales declined 1%, to 10.9 million units during that period, but a shift to iPod Touch devices from less expensive models helped lift iPod revenue 12%. Jennison expects 2010 to be another good year for Apple due to the iPad, international opportunities, and continued growth in Mac personal computers. The Jennison investment team also believes Apple’s creativity and innovation in product design and marketing will continue to drive gains in its shares.

VMware reported strong revenue and earnings for its first and second calendar quarters of 2010 and raised its guidance for the third quarter and full year. The company develops software that creates and manages virtual machines — computer functions spread across multiple systems that act in concert with one another. Companies use its software to more efficiently integrate and manage server, storage, and networking functions, thereby lowering their operating costs. VMware has an 85% to 90% share of the market for server and desktop virtualization and more than 150,000 customers. Jennison believes VMware’s robust management and automation tools are superior to those of its competitors, and that it is also positioned to benefit from greater corporate interest in desktop virtualization. Jennison also believes the market for server and desktop virtualization remains sufficiently underpenetrated to allow strong, sustained organic growth for VMware.

Other contributors of note included Amazon.com and NII Holdings. The e-commerce sector is burgeoning as the costs of starting up new platforms are decreasing substantially, largely because companies are contracting with outside vendors for servers and storage. Amazon Web Services (AWS), which provides an infrastructure web services platform, is increasingly viewed as the industry standard. Amazon shares also benefited from investor sentiment that the strong launch of the newest versions of portable wireless reader Kindle signals a turning point in sales of e-readers. Strong sales of the new Kindle likely portend a corresponding increase in e-book sales at Amazon’s Kindle stores, as well. Jennison continues to view Amazon as a prime beneficiary of the ongoing shift toward e-commerce. Jennison also believes Amazon’s highly targeted merchandising and ability to control pricing, fulfillment, and delivery times distinguish it from competitors in the industry.

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Shares of NII Holdings, a Latin American wireless telecom service provider, appreciated sharply, benefiting from stronger-than-expected net customer additions. During the second quarter, the company increased its full-year 2010 guidance. It continues to benefit from the relatively strong Brazilian economy and an improving environment in Mexico. The Jennison investment team remains optimistic about NII Holdings’ strong fundamentals and the potential for significant growth in the emerging markets that it serves.

Which holdings subtracted most from the Fund’s return?

Information technology positions Flextronics International and Qualcomm as well as energy holdings Schlumberger and Anadarko Petroleum were the largest detractors. Shares of Flextronics fell as expectations of growth in the demand for personal computers by businesses and consumers moderated amid an uncertain economic recovery. Nevertheless, Jennison continues to believe its investment thesis on Flextronics remains intact. According to Jennison, Flextronics’ two competitive advantages are that it is the second largest electronics-manufacturing-services company in the world, and that it is among the lowest-cost producers, primarily due to its dominant presence in newly industrialized nations such as China, Hungary, Mexico, and Poland.

Jennison believes the market underestimates Flextronic’s operating leverage and earnings strength. (Operating leverage is the percentage of fixed costs in a company’s structure. Generally, the higher the operating leverage, the more a company’s income is affected by fluctuation in sales volume. As the volume of sales in a business increases, each new sale contributes less to fixed costs and more to profitability.) During August, Flextronics also announced that its board of directors authorized an additional $200 million of share repurchases, which should help support the price of its stock.

Qualcomm shares were hurt by lower average selling prices of handsets, driven by increased competition among handset vendors, delayed launches of third-generation handsets in China, and more advanced technologies in developed markets. Jennison believes Qualcomm is positioned to benefit from gains in market share, strong momentum from the sale of Android smart phones, improving chipset profit margins, and stabilization in the average prices of handsets.

Schlumberger, along with many other energy stocks, declined as falling crude oil prices pressured the sector. In addition, the oil spill in the Gulf of Mexico and the ensuing halt to deepwater Gulf of Mexico drilling adversely affected many oil services stocks, as near-term earnings per share will likely be harmed. However, the deepwater drilling in the Gulf of Mexico contributes only approximately 3% of

Prudential Jennison Blend Fund, Inc.	9

Strategy and Performance Overview (continued)

Schlumberger’s revenues. Jennison believes Schlumberger’s shares were oversold and that most investors are overlooking its international and offshore growth prospects. In August, Schlumberger completed its acquisition of Smith International, the oilfield service industry’s biggest provider of drilling fluids and the second-biggest provider of drill bits. By acquiring Smith’s drill-bit business, Schlumberger secures a critical link in the chain of products and services it sells to oil and gas producers.

Jennison maintained its investment thesis for Anadarko Petroleum, despite the negative impact of the company’s 25% ownership in BP’s Macondo well, which caused the oil spill in the Gulf of Mexico. Although the market apparently expects Anadarko’s liability could amount to between $12 billion and $15 billion, the Jennison investment team believes Anadarko’s minority position and limited involvement in drilling the well will result in a far smaller payment.

Anadarko has one of the best management teams in the industry and a diversified portfolio that should allow it to increase reserves and production faster than the industry, according to Jennison. Its exploration programs in West Africa and Brazil have considerable potential, and it can accelerate exploration in these areas by shifting capital expenditures from the Gulf of Mexico.

Supporting Jennison’s case for investing in Anadarko, the company recently confirmed a third major discovery in Ghana when it located its latest wildcat well in that nation. An oil well may go through three stages of development — potential, probable, and proved. Anadarko continues to make progress towards moving from “potential” 1.4 billion barrels of oil equivalent reserves to “proved” status, thus lowering its risk profile. With this type of discovery, the first step in establishing “proved” status requires approval from authorities, but, over time, the reserve capacity will be adjusted to reflect the actual performance of the reservoir and other factors. The Jennison investment team believes Anadarko’s stock price currently reflects little of the value of the huge reserve potential of its large land holdings that extend northward to Sierra Leone, which may contain the same type of structure that is proving so prolific in Ghana.

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Comments on five largest holdings

1.9%	Apple, Inc., Computers & Peripherals

Please see comments in the largest positive contributors section.

1.6%	Occidental Petroleum Corp., Oil, Gas & Consumable Fuels

Occidental Petroleum is an international oil and gas exploration and production company that has operations in the United States, the Middle East, North Africa, and Latin America. Unlike most other oil companies, it is increasing production and reserve potential through acquisitions and operations in areas others have avoided, such as Oman and Libya. Moreover, the geological and technical expertise Occidental has gained through experience on various types of reservoirs has enabled it to capitalize on enhanced recovery business when the opportunity arises. Importantly, Occidental is willing to lend its scale and capital to develop deep, tight reservoirs with unconventional qualities, such as those in California. Jennison favors Occidental’s strong balance sheet, low debt, and abundant free cash flow.

1.5%	Amazon.com, Inc., Internet & Catalog Retail

Please see comments in the largest positive contributors section.

1.3%	VMware Inc. (Class A Stock), Software

Please see comments in the largest positive contributors section.

1.3%	JPMorgan Chase & Co., Diversified Financial Services

JPMorgan Chase is one of the world’s largest financial services firms. It has more than 5,000 consumer bank branches in the United States and is among the nation’s top mortgage lenders and credit card issuers. JPM also boasts formidable investment banking and asset management operations. Jennison expects the bank’s profitability to rise as the economy recovers.

Prudential Jennison Blend Fund, Inc.	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2010, at the beginning of the period, and held through the six-month period ended August 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$938.80	1.03%	$5.03
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Class B	Actual	$1,000.00	$935.50	1.73%	$8.44
	Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

Class C	Actual	$1,000.00	$935.50	1.73%	$8.44
	Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

Class Z	Actual	$1,000.00	$940.10	0.73%	$3.57
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%
COMMON STOCKS

Aerospace & Defense 2.8%
113,327	Boeing Co. (The)	$6,927,679
33,481	Esterline Technologies Corp.(a)	1,540,126
332,155	GenCorp, Inc.(a)(b)	1,454,839
72,526	Moog, Inc. (Class A Stock)(a)(b)	2,262,811
61,756	Precision Castparts Corp.	6,989,544
46,882	Teledyne Technologies, Inc.(a)	1,696,191
96,705	United Technologies Corp.	6,306,133

		27,177,323

Air Freight & Logistics 0.2%
37,918	Atlas Air Worldwide Holdings, Inc.(a)	1,643,366

Airlines
49,751	AMR Corp.(a)	303,979

Auto Components 1.3%
102,679	American Axle & Manufacturing Holdings, Inc.(a)	859,423
42,806	Autoliv, Inc.	2,317,517
31,975	Cooper Tire & Rubber Co.	517,675
33,727	Dorman Products, Inc.(a)	790,898
101,700	Lear Corp.(a)	7,491,222
31,251	TRW Automotive Holdings Corp.(a)	1,086,285

		13,063,020

Biotechnology 1.1%
113,510	Affymax, Inc.(a)(b)	637,926
123,135	Ariad Pharmaceuticals, Inc.(a)(b)	430,973
138,580	Celgene Corp.(a)	7,139,642
951,473	Combinatorx, Inc.(a)(b)	1,227,400
116,355	NPS Pharmaceuticals, Inc.(a)	757,471
73,021	Omeros Corp.(a)(b)	442,507

		10,635,919

Building Products
5,037	A.O. Smith Corp.	258,650

Capital Markets 3.8%
47,271	Apollo Investment Corp.	452,384
85,200	Ares Capital Corp.	1,272,888

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
80,215	Artio Global Investors, Inc. (Class A Stock)	$1,110,978
282,698	Bank of New York Mellon Corp. (The)(b)	6,861,080
359,128	Charles Schwab Corp. (The)(b)	4,582,473
74,919	Eaton Vance Corp.	1,947,145
94,713	Federated Investors, Inc. (Class B Stock)(b)	1,974,766
32,111	Goldman Sachs Group, Inc. (The)	4,397,280
32,705	Janus Capital Group, Inc.(b)	296,961
286,400	Morgan Stanley	7,071,216
42,828	Prospect Capital Corp.	393,161
62,278	SEI Investments Co.	1,102,321
341,800	TD Ameritrade Holding Corp.(a)(b)	4,993,698

		36,456,351

Chemicals 1.6%
48,971	Albemarle Corp.	1,963,247
34,001	Ashland, Inc.	1,579,687
261,900	Dow Chemical Co. (The)	6,382,503
77,367	Huntsman Corp.	704,813
55,923	PolyOne Corp.(a)	545,249
9,835	Quaker Chemical Corp.	291,214
110,784	RPM International, Inc.	1,872,250
15,222	Stepan Co.	844,060
62,649	WR Grace & Co.(a)	1,585,020

		15,768,043

Commercial Banks 1.3%
117,699	1st United Bancorp, Inc.(a)(b)	695,601
21,078	Bank of the Ozarks, Inc.(b)	774,406
123,452	East West Bancorp, Inc.	1,804,868
4,579	First Citizens Bancshares, Inc. (Class A Stock)	769,135
14,704	Iberiabank Corp.	716,820
253,158	Popular, Inc.(a)	648,084
30,384	Prosperity Bancshares, Inc.	864,425
233,247	Wells Fargo & Co.	5,492,967
16,525	Wintrust Financial Corp.	475,259

		12,241,565

Commercial Services & Supplies 1.6%
15,626	Clean Harbors, Inc.(a)	944,592
34,329	Ennis, Inc.	528,323

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
15,861	Mobile Mini, Inc.(a)	$225,702
33,684	Unifirst Corp.	1,322,434
37,718	United Stationers, Inc.(a)	1,693,161
42,958	Waste Connections, Inc.(a)	1,621,664
266,800	Waste Management, Inc.(b)	8,828,412

		15,164,288

Communications Equipment 3.2%
34,691	ADTRAN, Inc.	1,090,338
30,760	Ciena Corp.(a)(b)	383,577
368,000	Cisco Systems, Inc.(a)	7,378,400
111,707	CommScope, Inc.(a)	2,094,506
84,620	Comtech Telecommunications Corp.(a)	1,723,710
92,079	EchoStar Corp. (Class A Stock)(a)	1,718,194
334,400	Juniper Networks, Inc.(a)	9,095,680
48,393	NETGEAR, Inc.(a)(b)	1,022,060
134,179	QUALCOMM, Inc.	5,140,398
98,450	Tellabs, Inc.(b)	698,995
191,644	UTStarcom, Inc.(a)(b)	362,207

		30,708,065

Computers & Peripherals 3.7%
76,364	Apple, Inc.(a)	18,584,707
121,646	Hewlett-Packard Co.	4,680,938
25,258	Lexmark International, Inc. (Class A Stock)(a)(b)	883,777
294,245	NetApp, Inc.(a)	11,899,268

		36,048,690

Construction & Engineering 1.1%
192,853	Chicago Bridge & Iron Co. NV(a)	4,200,338
18,358	EMCOR Group, Inc.(a)	417,461
135,295	Great Lakes Dredge & Dock Corp.	682,563
98,671	KBR, Inc.	2,289,167
170,173	Quanta Services, Inc.(a)	3,052,904

		10,642,433

Consumer Finance 0.1%
116,817	SLM Corp.(a)(b)	1,290,828

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging 0.8%
43,335	Ball Corp.	$2,430,227
433,440	Graphic Packaging Holding Co.(a)	1,321,992
86,450	Packaging Corp. of America	1,926,971
68,033	Silgan Holdings, Inc.	2,033,506

		7,712,696

Diversified Consumer Services 1.4%
128,498	Apollo Group, Inc. (Class A Stock)(a)(b)	5,458,595
59,926	Bridgepoint Education, Inc.(a)(b)	774,244
61,170	Career Education Corp.(a)(b)	1,072,310
460,500	H&R Block, Inc.	5,917,425

		13,222,574

Diversified Financial Services 1.8%
456,251	Bank of America Corp.	5,680,325
337,490	JPMorgan Chase & Co.	12,271,136

		17,951,461

Diversified Telecommunication Services 0.4%
9,372	AboveNet, Inc.(a)	483,783
242,357	Globalstar, Inc.(a)(b)	363,536
27,912	IDT Corp. (Class B Stock)(a)(b)	404,724
351,679	Level 3 Communications, Inc.(a)(b)	362,229
117,834	tw telecom, inc.(a)(b)	2,066,219

		3,680,491

Electric Utilities 0.9%
75,910	DPL, Inc.	1,922,041
87,000	Entergy Corp.	6,859,080

		8,781,121

Electrical Equipment 0.3%
158,947	A123 Systems, Inc.(a)(b)	1,041,103
650,677	FuelCell Energy, Inc.(a)(b)	735,265
25,590	Woodward Governor Co.	668,411

		2,444,779

Electronic Equipment & Instruments 1.8%
167,250	Agilent Technologies, Inc.(a)	4,510,732
1,275,977	Flextronics International Ltd.(a)	6,290,567

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
157,204	FLIR Systems, Inc.(a)	$3,948,964
73,116	Smart Modular Technologies (WWH), Inc.(a)	342,914
37,398	SYNNEX Corp.(a)(b)	862,398
31,149	Tech Data Corp.(a)	1,127,594

		17,083,169

Energy Equipment & Services 2.6%
227,602	Halliburton Co.	6,420,652
143,746	National Oilwell Varco, Inc.	5,403,412
81,304	Rowan Cos., Inc.(a)	2,090,326
175,872	Schlumberger Ltd.	9,379,254
139,758	Seahawk Drilling, Inc.(a)(b)	1,006,258
64,783	TETRA Technologies, Inc.(a)	543,529

		24,843,431

Food & Staples Retailing 0.7%
935,011	Rite Aid Corp.(a)(b)	814,956
60,841	Ruddick Corp.	1,969,423
107,800	United Natural Foods, Inc.(a)(b)	3,744,972

		6,529,351

Food Products 4.9%
182,645	Bunge Ltd.(b)	9,680,185
293,900	ConAgra Foods, Inc.	6,345,301
62,704	Corn Products International, Inc.	2,140,087
80,345	Del Monte Foods Co.(b)	1,047,699
259,646	Kraft Foods, Inc. (Class A Stock)	7,776,398
33,240	Lancaster Colony Corp.(b)	1,514,747
107,647	Mead Johnson Nutrition Co. (Class A Stock)	5,618,097
32,678	Sanderson Farms, Inc.(b)	1,405,481
57,978	TreeHouse Foods, Inc.(a)(b)	2,406,087
284,845	Tyson Foods, Inc. (Class A Stock)	4,665,761
182,821	Unilever PLC (United Kingdom)	4,828,197

		47,428,040

Gas Utilities 0.7%
41,821	AGL Resources, Inc.	1,534,831
43,917	Energen Corp.	1,874,377
43,176	Nicor, Inc.(b)	1,825,913
67,485	Piedmont Natural Gas Co., Inc.	1,840,991

		7,076,112

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 1.7%
53,102	Alcon, Inc.	$8,613,144
72,139	Cyberonics, Inc.(a)	1,545,939
89,865	Insulet Corp.(a)(b)	1,188,015
50,985	Kinetic Concepts, Inc.(a)	1,627,441
58,588	Orthofix International NV (Netherlands)(a)	1,564,300
38,401	Teleflex, Inc.	1,845,552

		16,384,391

Healthcare Providers & Services 4.0%
11,316	Air Methods Corp.(a)	412,808
10,560	Almost Family, Inc.(a)(b)	266,851
27,676	Amedisys, Inc.(a)(b)	639,869
124,448	AMERIGROUP Corp.(a)(b)	4,592,131
73,046	Centene Corp.(a)	1,476,990
65,052	Community Health Systems, Inc.(a)(b)	1,695,906
159,548	Express Scripts, Inc.(a)	6,796,745
256,016	Health Management Associates, Inc. (Class A Stock)(a)	1,600,100
62,169	LifePoint Hospitals, Inc.(a)	1,891,181
40,963	Magellan Health Services, Inc.(a)	1,794,589
97,033	Medco Health Solutions, Inc.(a)	4,218,995
34,996	MEDNAX, Inc.(a)	1,621,715
36,839	MWI Veterinary Supply, Inc.(a)(b)	1,956,151
262,943	Omnicare, Inc.	5,048,506
54,705	Patterson Cos., Inc.	1,383,489
139,553	Sunrise Senior Living, Inc.(a)(b)	308,412
105,346	Universal Health Services, Inc. (Class B Stock)	3,307,864

		39,012,302

Hotels, Restaurants & Leisure 1.6%
115,625	AFC Enterprises, Inc.(a)	1,242,969
47,573	Bob Evans Farms, Inc.	1,215,490
63,599	Burger King Holdings, Inc.	1,046,204
48,971	CEC Entertainment, Inc.(a)	1,536,220
18,919	Cheesecake Factory, Inc. (The)(a)	423,597
86,877	Domino’s Pizza, Inc.(a)	1,113,763
194,415	Marriott International, Inc. (Class A Stock)	6,223,224
72,585	WMS Industries, Inc.(a)(b)	2,565,154
25,449	Wyndham Worldwide Corp.	590,162

		15,956,783

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.3%
158,085	Hovnanian Enterprises, Inc. (Class A Stock)(a)(b)	$540,651
54,349	Kid Brands, Inc.(a)	444,031
53,284	Tupperware Brands Corp.	2,096,193

		3,080,875

Household Products 0.6%
23,159	Church & Dwight Co., Inc.	1,418,026
63,434	Colgate-Palmolive Co.	4,683,966

		6,101,992

Independent Power Producers & Energy Traders 0.6%
445,861	Calpine Corp.(a)	5,671,352

Insurance 3.3%
6,704	Alleghany Corp.(a)	1,995,446
23,399	Mercury General Corp.	917,709
169,336	MetLife, Inc.	6,367,033
18,923	ProAssurance Corp.(a)	1,001,973
212,263	Protective Life Corp.	3,965,073
18,539	Reinsurance Group of America, Inc. (Class A Stock)	810,896
160,696	StanCorp Financial Group, Inc.(b)	5,725,598
132,900	Travelers Cos., Inc. (The)	6,509,442
15,603	White Mountains Insurance Group Ltd.	4,736,759

		32,029,929

Internet & Catalog Retail 1.5%
115,275	Amazon.com, Inc.(a)	14,389,778
92,885	Vitacost.com, Inc.(a)(b)	520,156

		14,909,934

Internet Software & Services 3.2%
94,198	Baidu, Inc., ADR (China)(a)	7,387,949
21,020	Google, Inc. (Class A Stock)(a)	9,459,420
195,259	GSI Commerce, Inc.(a)	4,446,048
315,770	IAC/InterActiveCorp(a)	7,827,938
112,426	SAVVIS, Inc.(a)	1,968,579

		31,089,934

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 3.6%
19,202	Alliance Data Systems Corp.(a)	$1,078,960
25,967	Broadridge Financial Solutions, Inc.	554,395
30,958	CoreLogic, Inc.	534,645
80,545	International Business Machines Corp.	9,925,560
65,041	Lender Processing Services, Inc.	1,907,653
40,800	Mastercard, Inc. (Class A Stock)(b)	8,093,088
27,203	Sapient Corp.	283,727
140,724	Total System Services, Inc.	1,998,281
27,277	Unisys Corp.(a)	609,914
141,281	Visa, Inc. (Class A Stock)	9,745,563
10,341	Wright Express Corp.(a)	332,050

		35,063,836

Leisure Equipment & Products 0.1%
22,062	Jakks Pacific, Inc.(a)	328,724
55,361	RC2 Corp.(a)	1,019,196

		1,347,920

Life Sciences Tools & Services 0.2%
17,488	Mettler Toledo International, Inc. (Switzerland)(a)	1,933,998

Machinery 1.9%
61,973	Alamo Group, Inc.	1,208,473
9,684	Bucyrus International, Inc. (Class A Stock)	556,733
52,872	Crane Co.	1,792,361
13,968	Gardner Denver, Inc.	666,832
108,985	IDEX Corp.	3,246,663
167,505	Ingersoll-Rand PLC(b)	5,448,938
30,649	John Bean Technologies Corp.	455,751
54,139	Pall Corp.	1,851,012
59,437	Pentair, Inc.	1,789,054
59,313	RBC Bearings, Inc.(a)	1,737,278

		18,753,095

Media 4.1%
376,270	Comcast Corp. (Class A Stock)	6,441,742
118,273	Gannett Co., Inc.(b)	1,429,921
38,459	John Wiley & Sons, Inc. (Class A Stock)	1,368,756
74,643	Journal Communications, Inc. (Class A Stock)(a)	295,586
326,370	Liberty Global, Inc. (Class C Stock)(a)	8,988,230

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
459,571	Sirius XM Radio, Inc.(a)(b)	$439,396
276,800	Viacom, Inc. (Class B Stock)	8,697,056
375,121	Walt Disney Co. (The)	12,225,193

		39,885,880

Metals & Mining 1.8%
98,500	Freeport-McMoRan Copper & Gold, Inc.	7,090,030
317,296	Hecla Mining Co.(a)(b)	1,814,933
475,700	Kinross Gold Corp.	8,048,844
11,088	Reliance Steel & Aluminum Co.	413,028

		17,366,835

Multiline Retail 1.6%
107,376	Big Lots, Inc.(a)(b)	3,356,574
181,198	Dollar General Corp.(a)(b)	4,948,517
145,872	Target Corp.	7,462,812

		15,767,903

Multi-Utilities 1.3%
182,364	CenterPoint Energy, Inc.	2,697,164
50,836	SCANA Corp.	1,984,129
153,400	Sempra Energy	7,811,128

		12,492,421

Oil, Gas & Consumable Fuels 8.4%
160,057	Anadarko Petroleum Corp.	7,361,021
77,900	Apache Corp.	6,999,315
31,465	Arch Coal, Inc.	708,277
36,009	Berry Petroleum Co. (Class A Stock)	977,644
221,000	Canadian Natural Resources Ltd.	7,091,890
255,304	Cheniere Energy, Inc.(a)(b)	617,836
36,386	Concho Resources, Inc.(a)	2,125,670
138,936	Energy Partners Ltd.(a)	1,518,571
81,019	EOG Resources, Inc.	7,038,121
121,053	EXCO Resources, Inc.	1,628,163
71,936	Forest Oil Corp.(a)	1,878,968
50,713	Goodrich Petroleum Corp.(a)(b)	673,469
29,601	Knightsbridge Tankers Ltd.	518,018
94,212	L&L Energy, Inc.(a)(b)	792,323
15,434	Mariner Energy, Inc.(a)	353,284

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
75,312	McMoRan Exploration Co.(a)(b)	$1,068,677
113,643	Noble Energy, Inc.	7,930,009
212,102	Occidental Petroleum Corp.	15,500,414
194,637	Southwestern Energy Co.(a)	6,368,523
75,246	Stone Energy Corp.(a)	851,032
251,756	Suncor Energy, Inc. (Canada)	7,628,111
42,100	Teekay Tankers Ltd. (Class A Stock)(b)	486,255
105,251	W&T Offshore, Inc.(b)	951,469
10,242	Whiting Petroleum Corp.(a)	868,931

		81,935,991

Personal Products 0.1%
6,417	NBTY, Inc.(a)	349,662
34,754	Prestige Brands Holdings, Inc.(a)	257,180

		606,842

Pharmaceuticals 4.6%
141,633	Abbott Laboratories	6,988,172
72,658	Allergan, Inc.	4,462,654
37,672	Endo Pharmaceuticals Holdings, Inc.(a)	1,023,548
206,903	Merck & Co., Inc.	7,274,710
164,500	Novartis AG, ADR (Switzerland)(b)	8,634,605
17,417	Par Pharmaceutical Cos., Inc.(a)	459,286
12,401	Perrigo Co.(b)	706,733
294,469	Pfizer, Inc.	4,690,891
60,119	Shire PLC., ADR (Ireland)(b)	3,889,699
99,191	Teva Pharmaceutical Industries Ltd., ADR (Israel)	5,017,081
141,875	ViroPharma, Inc.(a)	1,779,113

		44,926,492

Professional Services 0.3%
107,339	Corporate Executive Board Co. (The)	3,009,785
9,264	FTI Consulting, Inc.(a)(b)	303,674

		3,313,459

Real Estate Investment Trusts 2.0%
18,171	Alexandria Real Estate Equities, Inc.(b)	1,260,522
131,308	Annaly Capital Management, Inc.(b)	2,282,133
36,241	Apartment Investment & Management Co. (Class A Stock)(b)	740,766
1,263,233	Chimera Investment Corp.	4,964,506

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
17,448	Federal Realty Investment Trust(b)	$1,383,452
143,660	FelCor Lodging Trust, Inc.(a)	571,767
80,966	Hospitality Properties Trust	1,582,885
224,013	MFA Financial, Inc.	1,650,976
5,029	Mid-America Apartment Communities, Inc.	283,987
835,380	RAIT Financial Trust(a)(b)	1,127,763
11,209	Rayonier, Inc.	530,186
43,938	Redwood Trust, Inc.(b)	606,784
5,355	SL Green Realty Corp.	322,799
94,127	UDR, Inc.(b)	1,937,134

		19,245,660

Real Estate Management & Development
25,076	Forestar Group, Inc.(a)	373,131

Road & Rail 0.7%
93,087	CSX Corp.	4,644,111
67,990	Kansas City Southern(a)(b)	2,282,424

		6,926,535

Semiconductors & Semiconductor Equipment 1.6%
70,563	AXT, Inc.(a)	382,451
57,227	Cavium Networks, Inc.(a)(b)	1,381,460
214,611	Fairchild Semiconductor International, Inc. (Class A Stock)(a)	1,658,943
268,081	GT Solar International, Inc.(a)(b)	2,072,266
283,725	Intel Corp.	5,027,607
24,332	International Rectifier Corp.(a)	446,492
243,346	LSI Corp.(a)	978,251
61,175	Power Integrations, Inc.	1,675,583
183,423	Teradyne, Inc.(a)(b)	1,647,139

		15,270,192

Software 6.1%
320,600	Adobe Systems, Inc.(a)	8,899,856
116,749	Ariba, Inc.(a)	1,806,107
496,600	CA, Inc.	8,943,766
170,567	CommVault Systems, Inc.(a)	4,187,420
91,786	Ebix, Inc.(a)(b)	1,710,891
112,826	Informatica Corp.(a)(b)	3,628,484
207,349	Microsoft Corp.	4,868,554

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
16,801	Rovi Corp.(a)	$731,011
74,578	SuccessFactors, Inc.(a)(b)	1,573,596
564,300	Symantec Corp.(a)	7,691,409
89,957	Synopsys, Inc.(a)	2,059,116
163,477	VMware, Inc. (Class A Stock)(a)	12,844,388

		58,944,598

Specialty Retail 1.1%
49,048	Aeropostale, Inc.(a)	1,044,722
78,228	CarMax, Inc.(a)	1,559,084
33,506	Childrens Place Retail Stores, Inc. (The)(a)	1,462,872
58,286	Guess?, Inc.	1,883,221
52,830	RadioShack Corp.	976,299
130,494	Sally Beauty Holdings, Inc.(a)(b)	1,126,163
61,718	Signet Jewelers Ltd.(a)(b)	1,631,824
100,922	West Marine, Inc.(a)	849,763

		10,533,948

Textiles, Apparel & Luxury Goods 2.8%
31,828	Carter’s, Inc.(a)	711,038
183,342	Coach, Inc.	6,570,977
136,398	Maidenform Brands, Inc.(a)(b)	3,637,735
142,784	NIKE, Inc. (Class B Stock)(b)	9,994,880
23,102	Phillips-Van Heusen Corp.	1,055,299
65,938	Polo Ralph Lauren Corp.	4,994,144

		26,964,073

Wireless Telecommunication Services 1.6%
187,496	NII Holdings, Inc.(a)	6,796,730
230,052	NTELOS Holdings Corp.	3,722,241
152,087	SBA Communications Corp. (Class A Stock)(a)(b)	5,444,715

		15,963,686

	Total long-term investments (cost $873,188,609)	960,009,732

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 15.8%

Affiliated Money Market Mutual Fund
152,912,212	Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund (cost $152,912,212; includes $144,297,442 of cash collateral received for securities on loan)(c)(d)	$152,912,212

	Total Investments 114.6% (cost $1,026,100,821; Note 5)	1,112,921,944
	Liabilities in excess of other assets (14.6%)	(142,062,233)

	Net Assets 100.0%	$970,859,711

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $138,423,088; cash collateral of $144,297,442 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$960,009,732	$—	$—
Affiliated Money Market Mutual Fund	152,912,212	—	—

Total	$1,112,921,944	$—	$—

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Portfolio of Investments

as of August 31, 2010 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 14.9% of collateral received for securities on loan)	15.8%
Oil, Gas & Consumable Fuels	8.4
Software	6.1
Food Products	4.9
Pharmaceuticals	4.6
Media	4.1
Healthcare Providers & Services	4.0
Capital Markets	3.8
Computers & Peripherals	3.7
IT Services	3.6
Insurance	3.3
Communications Equipment	3.2
Internet Software & Services	3.2
Aerospace & Defense	2.8
Textiles, Apparel & Luxury Goods	2.8
Energy Equipment & Services	2.6
Real Estate Investment Trusts	2.0
Machinery	1.9
Diversified Financial Services	1.8
Electronic Equipment & Instruments	1.8
Metals & Mining	1.8
Healthcare Equipment & Supplies	1.7
Chemicals	1.6
Commercial Services & Supplies	1.6
Hotels, Restaurants & Leisure	1.6
Multiline Retail	1.6
Semiconductors & Semiconductor Equipment	1.6
Wireless Telecommunication Services	1.6
Internet & Catalog Retail	1.5
Diversified Consumer Services	1.4
Auto Components	1.3
Commercial Banks	1.3
Multi-Utilities	1.3
Biotechnology	1.1
Construction & Engineering	1.1
Specialty Retail	1.1
Electric Utilities	0.9
Containers & Packaging	0.8
Food & Staples Retailing	0.7
Gas Utilities	0.7
Road & Rail	0.7
Household Products	0.6
Independent Power Producers & Energy Traders	0.6
Diversified Telecommunication Services	0.4
Electrical Equipment	0.3

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Household Durables	0.3%
Professional Services	0.3
Air Freight & Logistics	0.2
Life Sciences Tools & Services	0.2
Consumer Finance	0.1
Leisure Equipment & Products	0.1
Personal Products	0.1

114.6
Liabilities in excess of other assets	(14.6)

100.0%

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	29

Statement of Assets and Liabilities

as of August 31, 2010

Assets
Investments, at value including securities on loan of $138,423,088:
Unaffiliated Investments (cost $873,188,609)	$960,009,732
Affiliated Investments (cost $152,912,212)	152,912,212
Foreign currency, at value (cost $17)	17
Receivable for investments sold	8,004,061
Dividends and interest receivable	1,012,311
Tax reclaim receivable	324,794
Receivable for Fund shares sold	112,446
Prepaid expenses	24,551

Total assets	1,122,400,124

Liabilities
Payable to broker for collateral for securities on loan	144,297,442
Payable for investments purchased	5,032,975
Payable for Fund shares reacquired	1,016,181
Management fee payable	419,569
Accrued expenses	303,938
Distribution fee payable	281,087
Affiliated transfer agent fee payable	178,698
Deferred directors’ fees payable	9,433
Payable to custodian	1,090

Total liabilities	151,540,413

Net Assets	$970,859,711

Net assets were comprised of:
Common stock, at par	$697,824
Paid-in capital in excess of par	1,062,422,815

1,063,120,639
Undistributed net investment income	2,175,684
Accumulated net realized loss on investment and foreign currency transactions	(181,256,657)
Net unrealized appreciation on investments and foreign currencies	86,820,045

Net assets, August 31, 2010	$970,859,711

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($870,708,175 ÷ 62,427,995 shares of common stock issued and outstanding)	$13.95
Maximum sales charge (5.5% of offering price)	0.81

Maximum offering price to public	$14.76

Class B
Net asset value, offering price and redemption price per share ($33,363,293 ÷ 2,500,196 shares of common stock issued and outstanding)	$13.34

Class C
Net asset value, offering price and redemption price per share ($22,151,922 ÷ 1,659,669 shares of common stock issued and outstanding)	$13.35

Class Z
Net asset value, offering price and redemption price per share ($44,636,321 ÷ 3,194,515 shares of common stock issued and outstanding)	$13.97

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	31

Statement of Operations

Year Ended August 31, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $178,054)	$13,172,876
Affiliated income from securities loaned, net	383,505
Affiliated dividend income	40,914

Total income	13,597,295

Expenses
Management fee	5,291,369
Distribution fee—Class A	2,927,582
Distribution fee—Class B	416,138
Distribution fee—Class C	244,234
Transfer agent’s fee and expenses (including affiliated expense of $701,500)	1,898,000
Reports to shareholders	234,000
Custodian’s fees and expenses	145,000
Registration fees	67,000
Directors’ fees	43,000
Legal fees and expenses	36,000
Insurance	24,000
Audit fee	22,000
Miscellaneous	22,834

Total expenses	11,371,157

Net investment income	2,226,138

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	168,514,530
Foreign currency transactions	(39,359)

168,475,171

Net change in unrealized appreciation (depreciation) on:
Investments	(117,348,376)
Foreign currencies	(1,078)

(117,349,454)

Net gain on investments and foreign currencies	51,125,717

Net Increase In Net Assets Resulting From Operations	$53,351,855

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,226,138	$2,628,465
Net realized gain (loss) on investment and foreign currency transactions	168,475,171	(323,524,791)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(117,349,454)	40,054,255

Net increase (decrease) in net asset resulting from operations	53,351,855	(280,842,071)

Dividends from net investment income (Note 1)
Class A	—	(3,073,382)
Class Z	—	(316,624)

	—	(3,390,006)

Distribution from net realized gains
Class A	—	(34,627,189)
Class B	—	(2,177,030)
Class C	—	(871,141)
Class Z	—	(1,911,063)

	—	(39,586,423)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	43,831,278	31,401,087
Net asset value of shares issued in reinvestment of dividends	—	40,775,599
Cost of shares reacquired	(162,649,678)	(164,512,472)

Net decrease in net assets from Fund share transactions	(118,818,400)	(92,335,786)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	26,720	—

Total decrease	(65,439,825)	(416,154,286)

Net Assets
Beginning of year	1,036,299,536	1,452,453,822

End of year(a)	$970,859,711	$1,036,299,536

(a) Includes undistributed net investment income of:	$2,175,684	$—

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of

34	Visit our website at www.prudentialfunds.com

any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non-exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt of sufficient credit quality securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .48% for the year ended August 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $222,730 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2010, it received $11, $79,848 and $1,554 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2010, the Fund incurred approximately $428,000 in total networking fees, of which approximately $16,400 and $70,600 were paid to First Clearing and Wells Fargo, respectively through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

38	Visit our website at www.prudentialfunds.com

For the year ended August 31, 2010, Wells Fargo earned approximately $4,300 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2010, PIM has been compensated approximately $135,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2010, aggregated $1,185,998,524 and $1,289,286,687, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2010, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $39,359 due to the reclassification of net foreign currency losses. Net investment income, net realized gain and net assets were not affected by this change.

For the year ended August, 31, 2010 there were no distributions paid by the Fund.

For the year ended August 31, 2009, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $3,644,436 from ordinary income and $39,331,993 from long-term capital gains.

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

As of August 31, 2010, the accumulated undistributed earnings on a tax basis was $2,213,107 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2010 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation
$1,040,474,069	$126,481,249	$(54,033,374)	$72,447,875

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2010 of approximately $166,883,400 of which $108,787,500 expires in 2017 and $58,095,900 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

The Fund elected to treat post-October foreign currency losses of approximately $28,000 as having been incurred in the fiscal year ending August 31, 2011.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential.

40	Visit our website at www.prudentialfunds.com

Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

For the year ended August 31, 2010, the Fund received $26,720 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

Class A	Shares	Amount
Year ended August 31, 2010:
Shares sold	1,566,002	$23,107,758
Shares issued in reinvestment of distributions	—	—
Shares reacquired	(9,055,153)	(133,875,724)

Net increase (decrease) in shares outstanding before conversion	(7,489,151)	(110,767,966)
Shares issued upon conversion from Class B	630,107	9,279,378

Net increase (decrease) in shares outstanding	(6,859,044)	$(101,488,588)

Year ended August 31, 2009:
Shares sold	1,675,499	$18,998,968
Shares issued in reinvestment of distributions	3,842,618	35,770,987
Shares reacquired	(11,896,589)	(134,824,624)

Net increase (decrease) in shares outstanding before conversion	(6,378,472)	(80,054,669)
Shares issued upon conversion from Class B	1,266,399	15,055,047

Net increase (decrease) in shares outstanding	(5,112,073)	$(64,999,622)

Prudential Jennison Blend Fund, Inc.	41

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended August 31, 2010:
Shares sold	254,092	$3,635,870
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(575,690)	(8,194,299)

Net increase (decrease) in shares outstanding before conversion	(321,598)	(4,558,429)
Shares reacquired upon conversion into Class A	(655,856)	(9,279,378)

Net increase (decrease) in shares outstanding	(977,454)	$(13,837,807)

Year ended August 31, 2009:
Shares sold	358,384	$3,974,997
Shares issued in reinvestment of dividends	235,421	2,106,856
Shares reacquired	(775,805)	(8,534,309)

Net increase (decrease) in shares outstanding before conversion	(182,000)	(2,452,456)
Shares reacquired upon conversion into Class A	(1,310,265)	(15,055,047)

Net increase (decrease) in shares outstanding	(1,492,265)	$(17,507,503)

Class C
Year ended August 31, 2010:
Shares sold	258,421	$3,683,576
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(336,723)	(4,780,441)

Net increase (decrease) in shares outstanding	(78,302)	$(1,096,865)

Year ended August 31, 2009:
Shares sold	258,574	$2,873,294
Shares issued in reinvestment of dividends	82,077	735,409
Shares reacquired	(531,043)	(6,042,737)

Net increase (decrease) in shares outstanding	(190,392)	$(2,434,034)

Class Z
Year ended August 31, 2010:
Shares sold	898,538	$13,404,074
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(1,077,838)	(15,799,214)

Net increase (decrease) in shares outstanding	(179,300)	$(2,395,140)

Year ended August 31, 2009:
Shares sold	484,397	$5,553,828
Shares issued in reinvestment of dividends	232,527	2,162,347
Shares reacquired	(1,350,613)	(15,110,802)

Net increase (decrease) in shares outstanding	(633,689)	$(7,394,627)

42	Visit our website at www.prudentialfunds.com

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2010.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential Jennison Blend Fund, Inc.	43

Financial Highlights

Class A Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,		Year Ended December 31,
	2010(c)		2009(c)	2008(c)	2007(a)(c)		2006(c)	2005(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.34		$17.07	$20.27	$19.49		$18.02	$15.36
Income (loss) from investment operations
Net investment income	.03		.04	.08	.08		.12	.07
Net realized and unrealized gain (loss) on investment and foreign currencies	.58		(3.25)	(1.25)	1.09		1.98	2.65
Total from investment operations	.61		(3.21)	(1.17)	1.17		2.10	2.72
Less Dividends and Distributions
Dividends from net investment income	-		(.04)	(.10)	(.06)		(.10)	(.06)
Distributions from net realized capital gains	-		(.48)	(1.93)	(.33)		(.53)	-
Total distributions	-		(.52)	(2.03)	(.39)		(.63)	(.06)
Capital contribution	-	(h)	-	-	-		-	-
Net asset value, end of period	$13.95		$13.34	$17.07	$20.27		$19.49	$18.02
Total Return(b):	4.57%		(17.42)%	(6.45)%	6.01%		11.70%	17.66%

Ratios/Supplemental Data:
Net assets, end of period (000)	$870,708		$924,303	$1,270,022	$1,514,247		$1,546,221	$1,560,189
Average net assets (000)	$975,865		$841,624	$1,413,786	$1,570,086		$1,519,061	$1,435,124
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.01%		1.04%	.93%	.89%	(f)	.90%	.93%
Expenses, excluding distribution and service (12b-1) fees	.71%		.74%	.66%	.64%	(f)	.65%	.68%
Net investment income	.23%		.31%	.42%	.56%	(f)	.63%	.46%
For Class A, B, C and Z shares:
Portfolio turnover rate	112%		122%	80%	48%	(g)	78%	102%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Calculated based upon average shares outstanding during the period.

(d) Does not include expenses of the underlying Portfolio in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through April 30, 2008. After April 30, 2008, the distribution and service (12b-1) fees are .30 of 1% of the average daily net assets of the Class A shares.

(f) Annualized.

(g) Not annualized

(h) Less than $.005.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,	Year Ended December 31,
	2010(c)		2009(c)	2008(c)	2007(a)(c)	2006(c)	2005(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.85		$16.53	$19.73	$19.03	$17.65	$15.11
Income (loss) from investment operations
Net investment loss	(.07)		(.04)	(.05)	(.03)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currencies	.56		(3.16)	(1.22)	1.07	1.95	2.59
Total from investment operations	.49		(3.20)	(1.27)	1.04	1.93	2.54
Less Dividends and Distributions
Dividends from net investment income	-		-	-	(.01)	(.02)	-
Distributions from net realized capital gains	-		(.48)	(1.93)	(.33)	(.53)	-
Total distributions	-		(.48)	(1.93)	(.34)	(.55)	-
Capital contribution	-	(f)	-	-	-	-	-
Net asset value, end of period	$13.34		$12.85	$16.53	$19.73	$19.03	$17.65
Total Return(b):	3.81%		(18.06)%	(7.12)%	5.46%	10.88%	16.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,363		$44,699	$82,151	$125,499	$144,489	$198,831
Average net assets (000)	$41,614		$46,375	$103,471	$137,548	$172,902	$234,922
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.71%		1.74%	1.66%	1.64% (e)	1.65%	1.68%
Expenses, excluding distribution and service (12b-1) fees	.71%		.74%	.66%	.64% (e)	.65%	.68%
Net investment loss	(.46)%		(.37)%	(.30)%	(.19)% (e)	(.11)%	(.30)%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Calculated based upon average shares outstanding during the period.

(d) Does not include expenses of the underlying Portfolio in which the Fund invests.

(e) Annualized.

(f) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	45

Financial Highlights

continued

Class C Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,	Year Ended December 31,
	2010(c)		2009(c)	2008(c)	2007(a)(c)	2006(c)	2005(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.86		$16.53	$19.73	$19.03	$17.65	$15.11
Income (loss) from investment operations
Net investment loss	(.07)		(.04)	(.06)	(.03)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currencies	.56		(3.15)	(1.21)	1.07	1.95	2.59
Total from investment operations	.49		(3.19)	(1.27)	1.04	1.93	2.54
Less Dividends and Distributions
Dividends from net investment income	-		-	-	(.01)	(.02)	-
Distributions from net realized capital gains	-		(.48)	(1.93)	(.33)	(.53)	-
Total distributions	-		(.48)	(1.93)	(.34)	(.55)	-
Capital contribution	-	(f)	-	-	-	-	-
Net asset value, end of period	$13.35		$12.86	$16.53	$19.73	$19.03	$17.65
Total Return(b):	3.81%		(18.00)%	(7.12)%	5.46%	10.88%	16.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,152		$22,343	$31,867	$35,750	$37,320	$35,961
Average net assets (000)	$24,424		$20,632	$34,331	$37,286	$36,931	$34,719
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.71%		1.74%	1.66%	1.64% (e)	1.65%	1.68%
Expenses, excluding distribution and service (12b-1) fees	.71%		.74%	.66%	.64% (e)	.65%	.68%
Net investment loss	(.47)%		(.39)%	(.31)%	(.19)% (e)	(.12)%	(.29)%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Calculated based upon average shares outstanding during the period.

(d) Does not include expenses of the underlying Portfolio in which the Fund invests.

(e) Annualized.

(f) Less than $.005.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,		Year Ended December 31,
	2010(c)		2009(c)	2008(c)	2007(a)(c)		2006(c)	2005(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.32		$17.07	$20.27	$19.48		$17.99	$15.34
Income (loss) from investment operations
Net investment income	.08		.07	.13	.11		.16	.11
Net realized and unrealized gain (loss) on investment and foreign currencies	.57		(3.26)	(1.25)	1.09		2.00	2.64
Total from investment operations	.65		(3.19)	(1.12)	1.20		2.16	2.75
Less Dividends and Distributions
Dividends from net investment income	-		(.08)	(.15)	(.08)		(.14)	(.10)
Distributions from net realized gains	-		(.48)	(1.93)	(.33)		(.53)	-
Total distributions	-		(.56)	(2.08)	(.41)		(.67)	(.10)
Capital contribution	-	(f)	-	-	-		-	-
Net asset value, end of period	$13.97		$13.32	$17.07	$20.27		$19.48	$17.99
Total Return(b):	4.88%		(17.20)%	(6.19)%	6.16%		12.00%	17.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$44,637		$44,955	$68,414	$83,036		$79,130	$57,953
Average net assets (000)	$50,629		$43,883	$77,576	$82,476		$72,654	$47,991
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.71%		.74%	.66%	.64%	(e)	.65%	.68%
Expenses, excluding distribution and service (12b-1) fees	.71%		.74%	.66%	.64%	(e)	.65%	.68%
Net investment income	.54%		.62%	.69%	.81%	(e)	.87%	.72%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Calculated based upon average shares outstanding during the period.

(d) Does not include expenses of the underlying Portfolio in which the Fund invests.

(e) Annualized.

(f) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Blend Fund, Inc. (formerly Jennison Blend Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2010, the eight-month period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2010, the eight-month period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2010

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Jennison Blend Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Fund's Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Blend Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational

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structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe)1 was in the first quartile over the one-, three- and five-year periods, and in the second quartile over the 10-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital.

[1]

The Fund was compared to the Lipper Multi-Cap Core Performance Universe, although Lipper classifies the Fund in its Multi-Cap Growth Funds Performance Universe. The Fund was compared to the Multi-Cap Core Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0188424-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2010 and August 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $21,500 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended August 31, 2010. During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Jennison Blend Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

October 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

October 21, 2010